Exhibit 1



                                3,000,000 Shares
                                 IPORUSSIA, INC.

                          Common Stock $.0001 par value

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                              New York, New York
                                                          ________________, 2004

H.C. Wainwright & Co., Inc.
245 Park Avenue
New York, New York 10003

Windham Securities, Inc.
525 South Broadway
Hicksville, New York 11801

         IPORUSSIA, INC., a Delaware corporation (the "Company"), hereby confirms the agreement made with respect to the retention of H.C. Wainwright & Co., Inc. ("HCW") and Windham Securities, Inc. ("WSI") (HCW and WSI are collectively referred to as the "Underwriters"), as the exclusive agents of the Company, to publicly offer and sell, pursuant to the terms of this Underwriting Agreement (the "Agreement"), an aggregate of 3,000,000 shares of Common Stock, $.0001 par value (the "Shares" and such class of stock being herein called the "Common Stock"), of the Company on a "best efforts, 600,000 share minimum and 3,000,000 share maximum" basis (the "Offering").

         The Company hereby severally confirms the agreements made by it with respect to the sale of the Common Stock by the Company as follows:

         1.     Representations and Warranties.
                ------------------------------

                (a) The Company represents and warrants to, and agrees with you, the Underwriters, as of the date hereof, the Effective Date (as hereinafter defined) and the Final Closing Date (as hereinafter defined) that:

                         (i) A registration statement (File No. 33-98247) on
Form SB-2 relating to the public offering of the Shares, including a preliminary form of prospectus, copies of which have heretofore been delivered to the Underwriters, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the


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"Commission") thereunder, and has been filed with the Commission under the Act.
The Company proposes to file, prior to the effective date of such registration statement (the "Effective Date"), an additional amendment or amendments to such registration statement, copies of which shall be delivered to the Underwriters. "Preliminary Prospectus" shall mean each prospectus filed pursuant to Rule 430 of the Rules and Regulations. The registration statement (including all financial statements and exhibits) as amended at the time it becomes effective and the final prospectus included therein are respectively referred to as the "Registration Statement" and the "Prospectus", except that (i) if the prospectus first filed by the Company pursuant to Rule 424(b) of the Rules and Regulations shall differ from said prospectus as then amended, the term "Prospectus" shall mean the prospectus first filed pursuant to Rule 424(b), and (ii) if such registration statement or prospectus is amended or such prospectus is supplemented after the Effective Date and prior to the termination of the Offering, the terms "Registration Statement" and "Prospectus" shall mean such registration statement and prospectus as so amended, and the term "Prospectus" shall mean the prospectus as so supplemented, or both, as the case may be.

                         (ii) The Commission has not issued any order preventing
or suspending the use of any Preliminary Prospectus. When the Registration Statement becomes effective and at all times subsequent thereto up to the Final Closing Date (a) the Registration Statement and Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will in all respects conform to the requirements of the Act and the Rules and Regulations; and (b) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation thereof. It is understood that the statements set forth in the Prospectus under the heading "Underwriting" and the identity of counsel to the Underwriters under the heading "Legal Matters" constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement and Prospectus, as the case may be.

                         (iii) The Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of Delaware, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where failure to so qualify will not materially affect the business, properties or financial condition of the Company.

                         (iv) The authorized, issued and outstanding capital
stock of the Company as of the date hereof is as set forth in the Prospectus under "Capitalization"; the shares of issued and outstanding capital stock of the Company set forth thereunder have been, or will be when issued


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

as set forth in the Prospectus, duly authorized, validly issued, fully paid and non-assessable; no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been granted or entered into by the Company; and the Common Stock conforms to all statements relating thereto contained in the Registration Statement and Prospectus.

                         (v) This Agreement has been duly and validly
authorized, executed and delivered by the Company, and assuming due execution of this Agreement by the other parties hereto, constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except (A) as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought. The Company has full power and lawful authority to authorize, issue and sell the Shares on the terms and conditions set forth herein, and no consent, approval, authorization or other order of any governmental authority is required in connection with such authorization, issue and sale except, such as may be required under the Act or state securities laws.

                         (vi) Except as described in the Prospectus, the Company
is not in violation, breach or default of or under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Company, or any statute or any order, rule or regulation applicable to the Company of any court or of any regulatory authority or other governmental body having jurisdiction over the Company.

                         (vii) Subject to the qualifications stated in the
Prospectus, the Company has good and marketable title to its respective properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to their respective businesses; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease, except as described or referred


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

to in the Prospectus; and the Company owns or leases all such properties described in the Prospectus as are necessary to their operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.

                         (viii) Aaron Stein CPA, who has given his report on
certain financial statements filed and to be filed with the Commission as a part of the Registration Statement, which are incorporated in the Prospectus, is an independent public accountant with respect to the Company as required by the Act and the Rules and Regulations.

                         (ix) The financial statements, together with related
notes, set forth in the Prospectus, present fairly the financial position and results of operations and changes in financial position of the Company on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply. Said statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America applied on a basis which is consistent during the periods involved.

                         (x) Subsequent to the respective dates as of which
information is given in the Registration Statement and Prospectus, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business (other than deferred offering costs related to the Offering), nor has it entered into any transaction not in the ordinary course of business, which is material to the business of the Company. There has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company or any issuance of options, warrants or other rights to purchase the capital stock of the Company or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or other), net worth, results of operations, business, key personnel or properties that would be material to the business or financial condition of the Company. The Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any material litigation whether or not in the ordinary course of business.

                         (xi) Except as set forth in the Prospectus, there is
not now pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency or body, which might result in any material adverse change in the condition (financial or other), business prospects, net worth, or properties of the Company nor are there any actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion or race; and no labor disputes involving the employees of the Company exist or are imminent which might be expected to adversely affect the conduct of the business, property or operations or the financial condition or earnings of the Company.

                         (xii) Except as disclosed in the Prospectus, the
Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and there is no tax deficiency which has been or, to the knowledge of the Company, might be asserted against the Company.



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

                         (xiii) The Company has sufficient licenses, permits and
other governmental authorizations as are required for the conduct of its business or the ownership of its properties as described in the Prospectus and is, in all material respects, complying therewith and owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof. To the best knowledge of the Company, none of the activities or business of the Company is in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county, locality, or other jurisdiction, including, without limitation, Russia, or of any agency or body of the United States or of any state, county, locality, or other jurisdiction, including, without limitation, Russia, the violation of which would have a material adverse effect upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company.

                         (xiv) The Company has not directly or indirectly, at
any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

                         (xv) On each Closing Date (as hereinafter defined), all
transfer or other taxes that are required to be paid in connection with the sale and transfer of the Common Stock will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

                         (xvi) All contracts and other documents of the Company
that are under the Rules and Regulations required to be filed as exhibits to the Registration Statement have been so filed.

                         (xvii) As of the date hereof, the Company has no
subsidiaries. The Company intends to form a subsidiary to register as a broker-dealer following its receipt of the minimum proceeds from the Offering.

                         (xviii) The Company has not entered into any agreement
pursuant to which any person is entitled, either directly or indirectly, to compensation from the Company for services as a finder in connection with the Offering.

         2.     Appointment of Agents to Sell the Shares
                ----------------------------------------

                (a) Subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties, and agreements herein contained, the Company hereby appoints the Underwriters as its exclusive agents for a period of 90 days from the Effective Date, subject


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

to an extension by mutual agreement of the Company and the Underwriters, for an additional period not to exceed 90 days, to sell the Shares, and the Underwriters, on the basis of the representations and warranties of the Company herein, accept such appointment and agree to use their respective best efforts, on a 600,000 share minimum and 3,000,000 share maximum basis, to find purchasers for the Shares. The price at which the Underwriters shall sell the Shares to the public, as agent for the Company, shall be $1.00 per share, and the Company shall pay a commission of $.10 per share in respect of such Shares sold on behalf of the Company by the Underwriters. Ninety percent (90%) of the underwriting commission will be payable to the Underwriter to which such sales are attributable and ten percent (10%) of the commission will be payable to the other Underwriter.

                (b) The Company agrees to pay the Underwriters a non-accountable expense allowance (the "Allowance") of three percent (3%) of such gross proceeds and will issue warrants to purchase shares of the Company's common stock equal to 10% of the Shares sold in the Offering at an exercise price of $1.20 per share (the "Warrants"). HCW shall be entitled to 100% of the Allowance paid with respect to sales of the first 2,000,000 of the Shares. HCW and WSI will share the balance of any Allowance paid with respect to the sale of more than 2,000,000 Shares in the ratio of two-thirds (2/3) to HCW and one-third (1/3) to WSI. HCW and WSI will each be entitled to receive 50% of the Warrants. The parties hereto acknowledge that the Company has paid HCW an advance of $15,000 against the Allowance and HCW has paid $2,500 of such advance to WSI. If this Agreement is terminated and no initial closing has occurred, then (i) HCW will remit to the Company the amount by which $12,500 exceeds HCW's reasonable out-of-pocket expenses (evidenced by invoices for such expenses) and (ii) WSI will remit to the Company the amount by which $2,500 exceeds WSI's reasonable out-of-pocket expenses (evidenced by invoices for such expenses). In addition, the Company shall pay HCW up to $7,500 and WSI up to $2,500 in reimbursement for their reasonable out-of-pocket expenses in connection with their due diligence investigation and background checks into the Company and its officers, in each case against invoices for such expenses.

                (c) Except as otherwise provided herein, whether or not the Offering is successfully completed, the Company hereby agrees to bear all of the expenses in connection with the Offering including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering material, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any, and "Blue Sky" counsel fees and expenses. It is agreed that the Company's counsel shall perform the required Blue Sky legal services.

                (d) It is a condition of this Agreement that the Underwriters shall use their best efforts to sell the Shares on behalf of the Company, that any and all funds received from such sale, without any deduction therefrom whatsoever, including, but not limited to, any underwriting commission or any dealer concession or otherwise, shall be forthwith deposited in an escrow account at North Fork Bank, as Escrow Agent, pursuant to the terms of an Escrow Agreement entered into by and among the Company, the Underwriters and the Escrow Agent. In


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

the event a minimum of 600,000 Shares is not sold within 90 days after the Effective Date (or such later date up to 180 days as may be agreed in writing by the Company and the Underwriters pursuant to Section 2(a) hereof), all funds will be promptly refunded to the subscribers in full, without deduction therefrom but with the interest earned thereon. Certificates will be issued to purchasers only if the proceeds from the sale of at least 600,000 Shares are released from escrow to the Company. Until such time as the funds have been released and the certificates delivered to the purchasers thereof, such purchasers, if any, will be deemed subscribers and not stockholders. The funds in escrow will be held for the benefit of those subscribers until released to the Company and will not be subject to creditors of the Company or for the expenses of this Offering.

                (e) If subscriptions for at least 600,000 Shares (the "Minimum Offering") have been received in escrow and accepted by the Company prior to the expiration of the Offering, a closing (the "Initial Closing") shall be held at the offices of HCW, or such other place as the parties may agree, as soon as practicable (but not later than 10 business days) following the date when the parties hereto confirm in writing that subscriptions for the Minimum Offering have been accepted. After 600,000 Shares have been sold, the Offering will continue on a "best efforts" basis. At any time prior to the expiration of the Offering following the Initial Closing and after receipt in escrow and acceptance by the Company of subscriptions of additional Shares of Common Stock in increments of at least 500,000 Shares (the "Interim Closing Amount"), one or more closings (each, an "Interim Closing") shall take place in the manner herein set forth with respect the Initial Closing; provided, however that the Underwriters may close with respect to fewer Shares than the Interim Closing Amount subject to the Company's consent, which shall not be unreasonably withheld. In the event that the Offering expires prior to receipt in escrow and acceptance by the Company of an Interim Closing Amount, a final closing shall be held at such time regardless of the amount then held in escrow (the "Final Closing"). No Shares will be sold in this Offering after the termination of the Offering. The Initial Closing, Interim Closing and Final Closing shall each be referred to herein as a "Closing" and each such Closing shall occur on a "Closing Date."

                (f) In the event of the sale of at least 600,000 Shares, such concessions from the public offering price may be allowed to selected dealers and members of the National Association of Securities Dealers, Inc. ("NASD") as the Underwriters determine and the Underwriters shall furnish the Company with such information about the proposed distribution arrangements as may be necessary for inclusion in the Registration Statement.

         3.     Offering the Shares on Behalf of the Company.
                --------------------------------------------

                It is understood that the Underwriters propose to offer the Shares to the public, solely as agent for the Company, upon the terms and conditions set forth in the Registration Statement. The Underwriters shall commence making such offers as agent for the Company on the Effective Date or as soon thereafter as the Underwriters deem advisable.



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         4.     Selected Dealers.
                ----------------

                The Underwriters may offer and sell the Shares for the Company's accounts through selected dealers registered with the NASD, as selected by the Underwriter pursuant to a form of Selected Dealer Agreement, pursuant to which the Underwriters may allow a concession (out of the underwriting commission in the event of the sale of at least 600,000 Shares) within the limits to be set forth in the Prospectus, but all such sales by Selected Dealers shall be made by the Company, acting through the Underwriters as agent, and not for the account of the Underwriters.

         5. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

                (a) The Company will use its best efforts to cause the Registration Statement to become effective and, upon notification from the Commission that the Registration Statement has become effective, will so advise the Underwriters and will not at any time, whether before or after the Effective Date, file any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters or the Underwriters' counsel shall have objected in writing or which is not in compliance with the Act and the Rules and Regulations.

                As soon as the Company is advised thereof, the Company will advise the Underwriters, and confirm the advice in writing, of the receipt of any comments of the Commission, of the effectiveness of any post-effective amendment to the Registration Statement, of the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Common Stock for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its best efforts to prevent, the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof.

                The Company has caused to be delivered to the Underwriters copies of each Preliminary Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Underwriters and dealers to use the Prospectus in connection with the sale of the Shares for such period as in the opinion of counsel to the Underwriters the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. If, at any time within such period as a Prospectus is required to be delivered under the Act, the Company has knowledge of an event or circumstance which materially affects the Company or the securities of the Company, or which, in the opinion of counsel for the Company or counsel for the Underwriters, should be set forth in an amendment of the Registration Statement or a supplement to the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the


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

Prospectus is required to be delivered to a purchaser of the Shares or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Rules and Regulations, the Company will notify the Underwriters promptly and forthwith prepare and file with the Commission and furnish to the Underwriters copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as the Underwriters may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriters, except that in case the Underwriters are required, in connection with the sale of the Shares, to deliver a Prospectus nine months or more after the effective date of the Registration Statement, the Company will, upon request of and at the expense of the Underwriters, amend or supplement the Registration Statement and Prospectus and furnish the Underwriters with reasonable quantities of prospectuses complying with Section l0(a)(3) of the Act.

                The Company will comply with the Act and the Rules and Regulations in connection with the Offering and issuance of the Shares.

                (b) The Company will use its best efforts to qualify to register the Shares for sale under the securities or "Blue Sky" laws of such jurisdictions as the Underwriters may designate and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, except in any jurisdiction where the Company would be required to (A) except in New York, register as a securities dealer, (B) qualify generally to do business as a foreign corporation, (C) subject itself to taxation or (D) take any action which would subject it to general service of process. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect until the completion of the Offering. Underwriters' counsel shall receive copies of all blue sky filings and a Preliminary and Final Blue Sky Memorandum from Company's counsel, which Blue Sky Memorandum shall be subject to the reasonable approval of Underwriters' counsel. Copies of the Memoranda will also be supplied to the Underwriters. In addition, the Company shall make such application with Standard & Poors or Mergent (each, a "Rating Agency") as shall be necessary to enable holders of the Company's Common Stock to trade such Common Stock in the maximum number of states possible without further registration or qualification thereof by the Company and shall use its best efforts to cause such Rating Agency to approve such application.

                (c) If the sale of the Common Stock provided for herein is not consummated for any reason, the Company shall pay all costs and expenses incident to the performance of the Company's obligations hereunder, including, but not limited to, all of the expenses itemized in Section 2(c) , including the Accountable Expenses of the Underwriters and the Underwriters' reasonable legal fees.



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

                (d) For a period of at least five (5) years from the Final Closing Date and thereafter as required by Rule 14a-3 under the Securities Exchange Act of 1934, the Company, at its expense, will furnish to its stockholders an annual report (including financial statements audited by independent public accountants), in reasonable detail, and at its expense, will furnish to the Underwriters during the period ending five (5) years from the Final Closing Date, (i) as soon as practicable after the end of each fiscal year, a balance sheet of the Company and any of its subsidiaries as at the end of such fiscal year, together with statements of income and cash flows of the Company and any subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as they are available, a copy of all reports (financial or other) mailed to stockholders; (iii) as soon as they are available, a copy of all non-confidential reports and financial statements furnished to or filed with the Commission; and (iv) such other information as the Underwriters may from time to time reasonably request.

                (e) In the event the Company has an active subsidiary or subsidiaries, such financial statements referred to in subsection (d) above will be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

                (f) The Company will deliver to the Underwriters at or before the Initial Closing Date, two signed copies of the Registration Statement, including all financial statements and exhibits filed therewith, and of all amendments thereto, and will deliver to the Underwriters such number of copies of the Registration Statement, including such financial statements but without exhibits, and of all amendments thereto, as the Underwriters may reasonably request. The Company will deliver to or upon the order of the Underwriters, from time to time until the Effective Date as many copies of any Preliminary Prospectus filed with the Commission prior to the Effective Date as the Underwriters may reasonably request. The Company will deliver to the Underwriters on the Effective Date and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented, as the Underwriters may from time to time reasonably request.

                (g) The Company will make generally available to its Stockholders and deliver to the Underwriters as soon as it is practicable to do so, an earnings statement (which need not be audited) covering a period of at least twelve consecutive months beginning after the Effective Date, which shall satisfy the requirements of Section 11(a) of the Act (which may be in a manner complying with Rule 158 under the Act).

                (h) The Company will apply the net proceeds from the sale of the Common Stock for the purposes set forth under "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the sale of the Common Stock and the application of the proceeds therefrom as may be required pursuant to Rule 463 under the Act.



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

                (i) The Company will, promptly upon the Underwriters' request, prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action which in the reasonable opinion of Snow Becker Krauss P.C., counsel to HCW, and Morse & Morse, PLLC, counsel to WSI (collectively "Counsel to the Underwriters"), may be reasonably necessary or advisable in connection with the distribution of the Common Stock, and will use its best efforts to cause the same to become effective as promptly as possible.

                (j) Concurrently with the effectiveness of the Registration Statement, the Company will register its Common Stock under the Securities Exchange Act of 1934 and will effect and maintain such registration for at least five (5) years from the Final Closing Date.

                (k) The Company and each of Vladimir Kuznetzov, Leonard W. Suroff and Richard Bernstein, the principal stockholders of the Company, represent that it or he has not taken and agrees that it or he will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock or to facilitate the sale or resale of the Common Stock.

                (l) During the 90 day period commencing on the Final Closing Date, the Company will not, without the prior written consent of the Underwriters grant options to purchase shares of Common Stock at a price less than the initial public offering price.

                (m) The Company shall not file an application to list its Common Stock on the Nasdaq Over-the-Counter Bulletin Board, the Nasdaq Stock Market, or any securities exchange until the earlier of the Final Closing Date or the termination of the Offering.

         6.     Conditions of Underwriters' Obligation.
                --------------------------------------

                The obligations of the Underwriters to act as agent for the Company are subject to the accuracy (as of the date hereof, and as of each Closing Date) of and compliance with the representations and warranties of the Company herein, to the accuracy of statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations to be performed hereunder at or prior to each Closing Date, and to the following conditions:

                (a) Prior to the Initial Closing Date, the Registration Statement shall have become effective, the Company shall have registered its Common Stock under the Exchange Act, or a Rating Agency shall have approved the Company's application as contemplated by Section 5(b); and prior to each Closing Date, the Registration Statement shall remain effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that or similar purpose shall have been instituted or shall be pending or, to the Underwriters' knowledge or to the knowledge of the Company, shall be contemplated by the

Commission; any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Counsel to the Underwriters; and no stop order shall be in effect denying or suspending effectiveness of such qualification nor shall any stop order proceedings with respect thereto be instituted or pending or threatened under such law.

                (b) The Underwriters shall not have advised the Company that the Registration Statement, the Prospectus, or any amendment or supplement thereto contains any untrue statement of fact which, in the reasonable opinion of Counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such Counsel, is material and is required to be stated therein or necessary to make the statements therein not misleading.

                (c) At each Closing, the Underwriters shall have received the opinion, dated as of the Closing Date, of Jenkens & Gilchrist Parker Chapin LLP, counsel for the Company, in form and substance reasonably satisfactory to Counsel for the Underwriters, to the effect that:

                         (i) the Company and, to the extent that the Company has
any subsidiaries on such Closing Date, each subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own its property and conduct its business as described in the Registration Statement and Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each other jurisdiction in the United States in which the ownership or leasing of its property or conduct of its business as described in the Prospectus requires such qualification, except to the extent the failure to so qualify or be in good standing would not have a material adverse effect on the Company.

                         (ii) to the best knowledge of such counsel, except as
described in the Prospectus, (a) the Company has obtained, or is in the process of obtaining, all United States licenses, United States permits and other United States governmental authorizations necessary to the conduct of its business as described in the Prospectus, (b) such licenses, permits and other governmental authorizations obtained are in full force and effect, and (c) the Company is in all material respects complying therewith;

                         (iii) as of December 31, 2003, the authorized capital
stock of the Company is as set forth under "Capitalization" in the Prospectus, and the outstanding shares of the Company's Common Stock as reflected in the Prospectus have been duly authorized are validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus. Under the Company's certificate of incorporation and by-laws and under the Delaware General Corporation Law (the "DGCL"), the outstanding shares of Common Stock of the Company have not been issued in violation of the preemptive rights of any stockholder and the stockholders of the Company and do not have any preemptive rights or other rights to subscribe for or to purchase any of the Common Stock. Except as provided under the DGCL and the Act, there are no restrictions upon the voting or transfer of any of the outstanding shares of Common Stock of the Company nor will there be any restrictions upon the voting or transfer of any of the Shares. The Common Stock conforms to the description thereof contained in the Prospectus. The Shares have been duly authorized and, when issued and delivered pursuant to this Agreement and the Registration Statement will be validly issued, fully paid, non-assessable, free of preemptive rights under the Company's certificate of incorporation and under the DGCL and no personal liability will attach to the ownership thereof. To the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Common Stock as contemplated by this Agreement gives rise to any registration rights or similar rights;

                         (iv) this Agreement has been duly and validly
authorized, executed and delivered by the Company, and assuming due execution and delivery of this Agreement by the Underwriters, is the valid and legally binding obligation of the Company, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except (A) as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought;

                         (v) the certificates evidencing the Shares are in due
and proper form;

                         (vi) such counsel knows of no pending or threatened
legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company or which question the validity of the Common Stock of the Company, this Agreement, or any action taken or to be taken by the Company pursuant to this Agreement, and no such proceedings are known to such counsel to be contemplated against the Company. There are no United States governmental proceedings of which such counsel has knowledge or United States regulations required to be described or referred to in the Registration Statement which are not so described or referred to;

                         (vii) to such counsel's knowledge, the Company is not
in violation of or default under, nor will the execution and delivery of this Agreement, or the incurrence of the obligations herein set forth and the consummation of the transactions herein, result in a violation of, or constitute a default under, (A) the certificate of incorporation or by-laws of the Company,
(B) any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument of which such counsel has knowledge, to which the Company is a party or by which it may be bound or (C) any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign, of which such counsel has knowledge;

                         (viii) the Registration Statement has become effective
under the Act and ,to the best of such counsel's knowledge, no stop order suspending the effectiveness of the

Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission; and the Registration Statement and the Prospectus (except for the financial statements and other financial and statistical data contained therein, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations;

                         (ix) such counsel is familiar with all contracts and
other documents referred to in the Registration Statement and the Prospectus and any such amendment or supplement or filed as exhibits to the Registration Statement and all descriptions in the Registration Statement and the Prospectus, and any amendment or supplement thereto, of contracts and other documents are accurate and fairly present the information required to be shown, and such counsel does not know of any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed;

                         (x) no authorization, approval, consent, or license of
any governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company, or in connection with the taking of any action contemplated herein, other than (A) registration under the Act and (B) registrations or qualifications of the Shares under applicable state or foreign securities or Blue Sky laws; and

                         (xi) the statements in the Registration Statement under
the captions "Business", "Management", and "Description of Common Stock" have been reviewed by such counsel and insofar as they refer to descriptions of agreements, statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions as to United States law, are correct in all material respects.

                Such opinion shall also cover such matters incident to the transactions contemplated hereby as the Underwriters or Counsel for the Underwriters shall reasonably request. In rendering such opinion, such counsel may rely upon certificates of any officer of the Company, or public officials as to matters of fact, and may rely as to all matters of law other than the law of the United States, the State of New York or the DGCL upon opinions of counsel satisfactory to the Underwriters, in which case the opinion shall state that such counsel has no reason to believe that the Underwriters and they are not entitled to so rely.

                In addition, such counsel shall state that it has participated in the preparation of the Registration Statement and the Prospectus and nothing has come to the attention of such counsel to cause such counsel to have reason to believe that the Registration Statement or any amendment thereto, at the time it became effective, contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make statements therein, in light of the circumstances under which they were made, not misleading (except, in the case of both the Registration Statement and any amendment thereto and the Prospectus and any supplement thereto, for the financial statements, notes thereto and other financial information and statistical data contained therein, as to which such counsel need express no opinion).

                (d) All corporate proceedings and other legal matters relating to this Agreement, the Registration Statement, the Prospectus and other related matters shall be satisfactory to or approved by Counsel to the Underwriters, and the Underwriters shall have received from such counsel a signed opinion, dated as of the Initial Closing Date, with respect to the validity of the issuance of the Common Stock, the form of the Registration Statement and Prospectus (other than the financial statements and other financial data contained therein), the execution of this Agreement and other related matters as the Underwriters may reasonably require. The Company shall have furnished to counsel to the Underwriters such documents as they may reasonably request for the purpose of enabling them to render such opinion.

                (e) The Underwriters shall have received letters prior to the Effective Date and on and as of the Initial Closing Date and each subsequent Closing Date from Aaron Stein CPA, independent public accountant for the Company, substantially in the form approved by the Underwriters.

                (f) At each Closing Date, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct with the same effect as if made on and as of such Closing Date and the Company shall have performed all of its obligations hereunder and satisfied all conditions to be satisfied at or prior to such Closing Date, (ii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) there shall have been, since the respective dates as of which information is given, no material adverse change in the business, properties or condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt or general affairs of the Company from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and Prospectus indicate might occur after the Effective Date, and the Company shall not have incurred any material liabilities or agreement not in the ordinary course of business other than as contemplated in the Registration Statement and Prospectus; and (iv) except as set forth in the Prospectus, no action, suit or proceeding at law or in equity shall be pending or threatened against the Company which would be required to be set forth in the Registration Statement and no proceedings shall be pending or threatened against the Company before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, condition (financial or otherwise), results of operations or general affairs of the

Company, and (v) the Underwriters shall have received, at each Closing Date, a certificate signed by each of the President or Executive Vice President and the principal financial or accounting officer of the Company, dated as of each Closing Date, evidencing compliance with the provisions of this subsection (f).

                (g) If any of the conditions herein provided for in this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the Underwriters under this Agreement as to any prospective Closing may be cancelled at, or at any time prior to, such Closing by the Underwriters notifying the Company of such cancellation in writing or by telecopier at or prior to the Closing Date for such Closing. Any such cancellation shall be without liability of the Underwriters to the Company.

         7.     Indemnification.
                ---------------

                (a) The Company agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all attorneys'
fees), to which the Underwriters or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus, or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation of the Registration Statement or any such amendment or supplement thereof or any such Preliminary Prospectus or the Prospectus or any such amendment or supplement thereto. This indemnity will be in addition to any liability which the Company may otherwise have.

                (b) The Underwriters will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

                (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise under this Section except to the extent that such failure shall have prejudiced the defense of such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is one of the Underwriters or a person who controls the Underwriter within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or to employ counsel reasonably satisfactory to the indemnified party or to pay all expenses relating thereto, or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying party and in the judgment of the Underwriter, it is advisable for the Underwriter or controlling persons to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all indemnified parties, which firm shall be designated in writing by the Underwriters). No settlement of any action against an indemnified party shall be made without the consent of the indemnified party, which shall not be unreasonably withheld in light of all factors of importance to such indemnified party.

         8.     Contribution.
                ------------

                In order to provide for just and equitable contribution under the Act in any case in which (i) the Underwriters make a claim for indemnification pursuant to Section 7 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Underwriters, then the Company and each person who controls the Company, and the Underwriters shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) in either such case (after contribution from others) in such proportions that the Underwriters are responsible for that portion of such losses, claims, damages or liabilities represented by the percentage that the underwriting discount per share appearing on the cover page of the Prospectus bears to the public offering price appearing thereon, and the Company shall be responsible for the remaining portion; provided, however, that (a) if such allocation is not permitted by applicable law then the relative fault of the Company and the Underwriters and controlling persons, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if the respective obligations of the Company and the Underwriters to contribute pursuant to this Section 8 were to be determined by pro rata or per capita allocation of the aggregate damages or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 8. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. As used in this paragraph, the term "Underwriter" includes any officer, director, or other person who controls the Underwriter within the meaning of Section 15 of the Act and, the word "Company" includes any officer, director, or person who controls the Company within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriters and each person who controls the Underwriter shall be entitled to contribution from the Company, its officers, directors and controlling persons to the full extent permitted by law. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriters. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

         9.     Termination.
                -----------

                (a) This Agreement, except for Sections 5(c), 7, 8, 10, 11, 12 and 13 hereof, may be terminated at any time prior to the termination of the Offering, by the Underwriters if in the Underwriters' judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriters for the sale of the Common Stock by reason of (i) the Company having sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree, (ii) trading in securities on the New York Stock Exchange or the American Stock Exchange having been suspended or limited for a period of more than four (4) consecutive business days, (iii) material governmental restrictions having been imposed on trading in securities generally (not in force and effect on the date hereof), (iv) a banking moratorium having been declared by federal or New York state authorities, (v) an outbreak of major international hostilities or other national or international calamity having occurred, (vi) the passage by the Congress of the United States or by any state legislative body of similar impact, of any act or measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is reasonably believed likely by the Underwriters to have a material impact on the business, financial condition or financial statements of the Company or the market for the securities offered hereby, (vii) any adverse change in the financial or securities markets in the United States in particular, the over-the-counter markets, having occurred since the date of this Agreement,
(viii) any material adverse change having occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the earnings, business prospects or general condition of the Company, financial or otherwise, whether or not arising in the ordinary course of business, or (ix) the Company shall not have complied with any term, condition, or provision on their part to be performed, complied with or fulfilled (including, but not limited to, those set forth in Sections 1, 6 and, to the extent applicable, 5 herein) within the respective times therein provided.

                (b) If the Underwriters elect to terminate this Agreement as provided in this Section 9, the Company shall be promptly notified by the Underwriters, by telephone or telecopier, confirmed by letter.

         10.    Representations, Warranties and Agreements to Survive Delivery.
                --------------------------------------------------------------

                The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Company or any of their officers or directors or any controlling person thereof and will survive delivery of and payment for the Shares and the termination of this Agreement.

         11.    Notice.
                ------

                All communications or notices required under this Agreement shall be deemed to have been given on the date when delivered personally or by telecopy, on the scheduled business day for delivery when sent by recognized national overnight courier for next business day delivery or on the third business day after deposited in the United States mail, postage prepaid by certified or registered mail, return receipt requested), in any such case with delivery charges prepaid, addressed as follows (unless and until any of such parties advises the other in writing of a change in such address):

         a.     If to the Company:

                                   IPORUSSIA, Inc. 12
                                   Tompkins Avenue Jericho, New York 11753
                                   Attention: Leonard W. Suroff
                                              Executive Vice President
                                   Telecopy: (516) 681-3900

                With a copy to:
                                   Jenkens & Gilchrist Parker Chapin LLP
                                   405 Lexington Avenue
                                   New York, New York 10174
                                   Attention: Richard A. Rubin, Esq.
                                   Telecopy: (212) 704-6288

         b.     If to HCW:

                                   H.C. Wainwright & Co., Inc. 245 Park Avenue,
                                   44th Floor New York, New York 10167
                                   Attention: Daniel S. Ripp, President
                                   Telecopy: (212) 856-5750

                With a Copy to:

                                   Snow Becker Krauss P.C.
                                   605 Third Avenue
                                   New York, New York 10158
                                   Attention: Eric Honick, Esq.
                                   Telecopy: (212) 949-7052

         c.     If to WSI:

                                   Windham Securities, Inc.
                                   525 South Broadway
                                   Hicksville, New York 11801
                                   Attention:  James D. Taormina, President
                                   Telecopy: 516-935-0404

                With a Copy to:

                                   Morse & Morse PLLC
                                   111 Great Neck Road
                                   Great Neck, New York 11021
                                   Attention: Lester Morse, Esq.
                                   Telecopy:  516-487-1452

         12.    Parties in Interest.
                -------------------

                The Agreement herein set forth is made solely for the benefit of the Underwriters, the Company and, to the extent expressed, any persons controlling the Company or the Underwriters, and directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors, assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

         13.    Applicable Law.
                --------------

                This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be entirely performed within New York without regard to principles of conflict of laws that would defer to the laws of another jurisdiction.

                            [Signature Page Follows]

                If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this agreement, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.

                                         Very truly yours,

                                         IPORUSSIA, Inc.

                                         By:____________________________________
                                              Vladimir F. Kuznetzov, President


                The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                         H.C. WAINWRIGHT & CO., INC.

                                         By:____________________________________
                                              Daniel S. Ripp, President


                                         WINDHAM SECURITIES, INC.


                                         By:____________________________________
                                              James D. Taormina, President


The undersigned hereby confirm and accept the representations and covenants made in Section 5(k) of the foregoing Underwriting Agreement.


                                         _______________________________________
                                         Vladimir F. Kuznetzov


                                         _______________________________________
                                         Leonard W. Suroff


                                         _______________________________________
                                         Richard Bernstein